BANNER CORPORATION

Second Quarter 2022


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

This presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 20, 2022 as well as the Form 10-K for the year ended December 31, 2021 and forms Form 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Second quarter 2022 highlights

- Loan growth of 3.7% (14.9% annualized), not including PPP
- Total loan commitment originations (excluding HFS) were $1.4 billion
- Core deposits declined 0.7% excluding branch sales and 1.9% including $170 million impact from the branch sales, and represent 95% of total deposits
- $4.5 million provision for credit losses driven by loan growth; Allowance for credit losses – loans was 1.36% of total loans
- Non-performing assets remained low at 0.12% of total assets
- Banner Forward project is on track
- 4 branches sold during the quarter; 11 branches sold/consolidated year-to-date
- Repurchased 200,000 shares of common stock during the quarter
- Announced dividend of $0.44 per share to be paid in August 2022

Banner Forward progress update


Operating Leverage Trend[1]
Millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
2,200
2,150
2,100
2,050
2,000
1,950
1,900
1,850
1,800
FTE
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Core Expense
Core Revenue
FTE


Banner Forward Program Initiative Implementation Status[2]
71%
0%
25%
50%
75%
100%

[1] Core Expense reflects non-core expense adjustments including restructuring costs and legal settlements; Core Revenue excludes residential mortgage gain on sale and SBA PPP Loan interest income (see slide 24 for reconciliation)
[2] Banner Forward Initiative Implementation Status is measured as the overall percentage of targeted annualized pre-tax pre provision income program value recognized to date

Building value at Banner

Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

Banner Corporation	
Assets	$16.4B
Deposits	$14.2B
Loans	$ 9.5B
Offices	137
Employees	1,900


CANADA
WA
Spokane
MT
Seattle
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Environmental, Social & Governance

Program highlights and overview

With Board of Directors' oversight, Banner's Executive Management and its ESG Working Group are committed to providing transparency in our efforts and achievements in ESG matters.

Environmental

Provided and participated in construction loans for clients developing green and zero-energy building projects.

Provided commercial loans for clients providing environmentally responsible products and services, such as renewable energy solutions, compost processing, nature conservancy, forest reclamation, and for clients leveraging alternative approaches to reduce the use of chemicals and the production of harmful greenhouse gasses.

Environmental Risk Officer reviews various environmental due diligence reports prepared for relevant lending projects as part of the underwriting process to assess conformance with our risk tolerance guidelines.

Developed a Mortgage Loan Program targeted toward consumers whose home will generate and store all its required energy using renewable resources.

Social

Received an Outstanding Rating on our most recent Community Reinvestment Act Performance Evaluation by the FDIC, recognizing achievements towards meeting the needs of our communities.

Made a $1 million equity investment in Broadway Federal Bank (now City First Bank), the largest Black-led Minority Depository Institution in the U.S.

Created the Banner Small Business Opportunity Fund with initial $1.5 million investment to support minority owned small businesses and businesses located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate).

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity.

Governance

The Board has assembled a strong team of individuals with diverse backgrounds and experiences. Since 2018, the Board has consistently included at least three female directors; currently, two of our Board Committee Chairs are women. The Board also includes four individuals who identify as racial or ethnic minorities, one of whom is a Committee Chair.

Adopted a Code of Ethics that incorporates corporate governance best practices, and is applicable to directors, officers and employees. All employees are required to complete ethics training on an annual basis, and all directors are required to certify annually that they have read and understand the Code of Ethics and agree to abide by its terms.

Use a third party website and hotline complaint service to facilitate whistleblower complaints, which may be made anonymously.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%*
Oregon	4.3	4.6	8%*
Idaho	1.8	2.1	16%*
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	***329.5***	***346.1***	***5%***

* Among the fastest growing in the country

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th 7th
12th 13th
4th 2nd
22nd 26th
0% 5% 10% 15% 20% 25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)



CANADA
WA
MT
ID
OR
WY
NV
UT
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
5
90
84
80
70
15
40
17
10
8

BANNER CORPORATION

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Our super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3 year examination cycle

Best in Customer Satisfaction for Retail Banking in the Northwest*
J.D. Power 2022

Consistent recipient of highest rating
BauerFinancial 5-Star Rating™

A Top 50 U.S. Public Bank (with assets of $10B+)
S&P Global Market Intelligence - 2021

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

2020 A+ Health Grade
DepositAccounts.com/LendingTree

Recognized by Forbes
2017-2022 "America's 100 Best Banks" and 2020-2022 "World's Best Banks"

Top SBA lender
"Regional Lender of the Year" – Seattle/Spokane District 2013-2020
"Star Performer" – Portland District 2016-2020
"National Lender Recognition Award" – Sacramento District 2015-2019

* Banner Bank received the highest score in the Northwest Region of the J.D. Power 2022 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their primary bank. Visit jdpower.com/awards for more details.

Growing revenue

Core revenue[1]

Quarter Ending	Quarter Amount	LTM Amount
06/30/22	$ 148 M	$ 583 M
12/31/09	$ 45 M	$ 177 M

Noninterest income[2]

Quarter Ending	Quarter Amount	LTM Amount
06/30/22	$ 19.3 M	$ 83.6 M
12/31/09	$ 6.6 M	$ 31.1 M


Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4


Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

[1] Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and branch sale gain.

[2] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix

06/30/2022


Certificates of Deposit
FHLB, Sub Debt & Other
3%
5%
44%
48%
Non-Interest Bearing
Interest Bearing and Savings

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	6,456	0
Interest Bearing	7,197	7
CDs	784	43
FHLB & Other	441	180
Total	14,879	11

Earning Asset Mix

6/30/2022


Interest-bearing Deposits
8%
Loans
61%
Securities
31%

$ Millions	Avg Bal	Yield (in bps)
Loans	9,371	454
Securities	4,807	226
Int-bearing Deposits	1,177	78
Total	15,355	354

Loan Repricing Structure

6/30/2022


Adjustable:
4.18% Yield
36%
37%
Fixed:
3.98% Yield
27%
Floating:
4.95% Yield

65% of the loan portfolio is floating/adjustable

65% of the floating/adjustable loans have floors

42% of the loans that have floors are at the floor

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	% of Total
06/30/22	$ 13,456M	95%
12/31/09	$ 1,924M	50%

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
06/30/22	$ 2.0M	0.06%	$ 9.2M	0.06%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Billions
16
14
12
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Noncore Deposits
Core Deposits
Core Deposit %
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Protecting net interest margin


50%
40%
30%
20%
10%
0%
-10%
-20%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4


Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
Billions
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin				
Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
06/30/22	$129 M	3.37%	$499 M	3.25%
12/31/09	$ 39 M	3.53%	$146 M	3.36%


5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation


6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

	Three Months Ended June 30, 2022		
	As Reported	Excluding PPP	Difference
Loan Yield	4.54%	4.51%	0.03%

$1.0 million in remaining unamortized fees on PPP loans

Well positioned for rising rates and conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change



650
600
550
500
450
400
15%
10%
5%
0%
-5%
-10%
526
550
561
571
595
609
615
629
-7.9%
-3.8%
-1.8%
0.0%
4.1%
6.7%
7.7%
10.0%
-100 bps
-50 bps
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 6/30/22

Investment Portfolio Composition ($4.27 billion)



Corp, $155, 3.6%
Other, $3, 0.1%
Agency, $191, 4.5%
ABS, $201, 4.7%
CMO, $1,259, 29.5%
Municipal, $644, 15.1%
CMBS, $806, 18.9%
MBS, $1,014, 23.7%

82% of investments are Agency MBS/CMO or AAA rated

3.1% non-rated investments, principally CRA investments

Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive.

Quarterly New Purchases: Duration



8.00
6.00
4.00
2.00
0.00
4.20
4.50
5.62
6.36
2.48
5.47
5.90
4.64
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Duration on New Purchases
Avg Effective Duration

Quarterly New Purchases: Yields



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.09%
2.13%
2.22%
2.41%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	LTM Amount
06/30/22	$ 88M	$347M
12/31/09	$ 31M	$132M



100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
100
80
60
40
20
0
Other
Info Services
Occupancy
Compensation
Efficiency Ratio
100%
90%
80%
70%
60%
50%
40%
30%
20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Allowance for credit losses



ACL Provision/Release
$ Millions
$14.9
$23.5
$28.6
$15.2
$0.6
-$9.3
-$10.3
-$8.6
-$5.2
-$7.0
$4.5
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2



Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
$138.8
$143.4
2022-Q1
Portfolio
Economy
Net C/O
Provision
2022-Q2

$Millions	2022-Q1	Portfolio	Economy	Net C/O	Provision	2022-Q2
ACL - Loans	125.5	4.7	(1.4)	0.1	3.1	128.7
ACL - Unfunded Commitments	12.9	0.6	0.8	0.0	1.4	14.2
ACL - HTM Securities	0.4	0.1	(0.1)	0.0	0.0	0.4
Total ACL	138.8	5.3	(0.7)	0.1	4.5	143.4



$ Millions
$108.4
$130.5
$156.4
$168.0
$167.3
$156.1
$148.0
$139.9
$132.1
$125.5
$128.7
1.16%
1.41%
1.71%
1.86%
1.90%
1.81%
1.68%
1.57%
1.48%
1.39%
1.37%
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
ACL - Loans
ACL - Loans as % of Loans, excluding PPP

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPAs		REO	
	Amount	% of TA	Amount	% of TA
06/30/22	$ 19 M	0.12%	$ 0 M	0.00%
12/31/09	$292 M	6.11%	$ 78 M	2.01%



ACL-Loans to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
Real Estate Owned
Nonperforming Loans
ACL-Loans
350
300
250
200
150
100
50
0
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended		
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021
Income before provision for income taxes (GAAP)	$ 59,597	$ 53,847	$ 67,522
(Recapture)/Provision for credit losses	4,534	(6,961)	(10,256)
Pretax pre provision earnings (non-GAAP)	64,131	46,886	57,266
Exclude net (gain) loss on sale of securities	(32)	(435)	(77)
Exclude net change in valuation of financial instruments carried at fair value	(69)	(49)	(58)
Exclude merger and acquisition-related costs	-	-	79
Exclude COVID-19 expenses	-	-	117
Exclude gain on sale of branches	(7,804)	-	-
Exclude Banner Forward expenses	1,579	2,465	1,905
Exclude loss on extinguishment of debt	-	793	-
Adjusted pretax pre provision earnings (non-GAAP)	$ 57,805	$ 49,660	$ 59,232

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended						
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
REVENUE FROM CORE OPERATIONS							
Net interest income before provision for loan losses	$ 129,011	$ 118,654	$ 121,530	$ 130,146	$ 127,554	$ 117,661	$ 121,437
Total non-interest income	27,173	19,427	24,474	25,334	22,336	24,272	23,509
Total GAAP revenue	156,184	138,081	146,004	155,480	149,890	141,933	144,946
Exclude net (gain) loss on sale of securities	(32)	(435)	136	(56)	(77)	(485)	(197)
Exclude change in valuation of financial instruments carried at fair value	(69)	(49)	(2,721)	(1,778)	(58)	(59)	(1,704)
Exclude gain on sale of branches	(7,804)	-	-	-	-	-	-
Adjusted revenue (non-GAAP)	148,279	137,597	143,419	153,646	149,755	141,389	143,045
Exclude income from mortgage banking operations	(3,978)	(4,440)	(5,643)	(9,613)	(7,345)	(11,347)	(10,586)
Exclude interest income from PPP loans	(1,056)	(2,784)	(5,845)	(15,421)	(17,796)	(10,792)	(10,002)
Adjusted revenue from core operations (non-GAAP)	$ 143,245	$ 130,373	$ 131,931	$ 128,612	$ 124,614	$ 119,250	$ 122,457
CORE EXPENSES							
Non-interest expense (GAAP)	$ 92,053	$ 91,195	$ 91,805	$ 102,145	$ 92,624	$ 93,527	$ 95,556
Exclude acquisition related costs	-	-	-	(10)	(79)	(571)	(579)
Exclude COVID-19 expenses	-	-	(127)	(44)	(117)	(148)	(333)
Exclude Banner forward expenses	(1,579)	(2,465)	(1,157)	(7,592)	(1,905)	(950)	-
Exclude CDI amortization	(1,425)	(1,424)	(1,574)	(1,575)	(1,711)	(1,711)	(1,865)
Exclude state/municipal tax expense	(1,004)	(1,162)	(976)	(1,219)	(1,083)	(1,065)	(1,071)
Exclude REO gain (loss)	121	79	(49)	(53)	(118)	242	283
Exclude loss on extinguishment of debt	-	(793)	(2,284)		-	-	-
Adjusted non-interest expense (non-GAAP)	88,166	85,430	85,638	91,652	87,611	89,324	91,991
Exclude legal contingency expense	-	-	-	(4,000)	-	-	(2,500)
Core non-interest expense (non-GAAP)	$ 88,166	$ 85,430	$ 85,638	$ 87,652	$ 87,611	$ 89,324	$ 89,491

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved